MAINSTAY VP FUNDS TRUST

MainStay VP High Yield Corporate Bond Portfolio

(the “Portfolio”)

Supplement dated May 1, 2014 (“Supplement”) to the Summary Prospectuses and Prospectuses dated May 1, 2014

J. Matthew Philo is currently on a leave of absence through the end of May 2014. Andrew Susser continues to serve as a Portfolio Manager for the Portfolio.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.